                                                                    EXHIBIT 99.2


                          FAST FORWARD MARKETING, INC.
                                 BALANCE SHEETS


ASSETS                                                  3/31/99               12/31/98
------                                                -----------           -----------
                                                      (unaudited)
Current Assets:
   Cash and cash equivalents                          $   170,864           $   170,837
   Marketable securities                                  100,624               100,624
   Accounts receivable, less allowances
      of $74,000 and $84,000                            1,526,626             2,425,673
   Prepaid expenses                                        11,031                19,108
   Royalty advances                                       144,771               114,296
   Commission advances                                     92,007                82,007
                                                      -----------           -----------
      Total current assets                              2,045,923             2,912,545

Production costs, net of accumulated
    amortization of $15,481 and $10,946                    54,200                81,609

Property and equipment, net of accumulated
   depreciation of $579,000 and $549,000                  197,304               212,413

Other assets                                               12,796                12,796
                                                      -----------           -----------
                                                      $ 2,310,223           $ 3,219,363
                                                      ===========           ===========

LIABILITIES AND STOCKHOLDER'S DEFICIT
-------------------------------------

Current Liabilities:
   Accounts payable                                   $ 2,510,547           $ 3,325,272
   Bank line of credit                                    350,000                     0
   Checks issued against future deposits                  229,999               415,641
   Accrued royalties                                       35,923                59,454
   Accrued expenses                                        84,372                78,632
                                                      -----------           -----------
     Total current liabilities                          3,210,841             3,878,999


Stockholder's Deficit:
   Common stock, no par value; 75,000 shares
      authorized, 1,000 shares issued and
      outstanding                                          15,000                15,000
  Accumulated deficit                                    (915,618)             (674,636)
                                                      -----------           -----------

     TOTAL STOCKHOLDER'S DEFICIT                         (900,618)             (659,636)
                                                      -----------           -----------

                                                      $ 2,310,223           $ 3,219,363
                                                      ===========           ===========


See notes to financial statements.

                          FAST FORWARD MARKETING, INC.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                         Three Months Ended March 31,
                                                         1999                  1998
                                                      -----------           -----------
Net sales                                             $ 2,295,960           $ 3,978,309

Cost of sales                                           1,925,425             3,381,848
                                                      -----------           -----------

   Gross profit                                           370,535               596,461

Selling, general and administrative expenses              597,864               753,988
Interest expense                                           (6,782)               (6,389)
Other income                                                   38                 1,170
                                                      -----------           -----------

Loss before income taxes                                 (234,073)             (162,746)

Income taxes                                                    0                     0
                                                      -----------           -----------

Net loss                                              $  (234,073)          $  (162,746)
                                                      ===========           ===========


See notes to financial statements.

                          FAST FORWARD MARKETING, INC.
                       STATEMENTS OF STOCKHOLDER'S DEFICIT
                                   (Unaudited)


                                                Common Stock                                        Total
                                       ------------------------------        Accumulated        Stockholder's
                                          Shares             Amount            Deficit             Deficit
-------------------------------------------------------------------------------------------------------------
Balance, at December 31, 1998                1,000        $    15,000        $  (674,636)        $  (659,636)

Distributions to stockholder                     -                  -             (6,909)             (6,909)

Net loss                                         -                  -           (234,073)           (234,073)
                                       -----------        -----------        -----------         -----------

Balance, at March 31,1999                    1,000        $    15,000        $  (915,618)        $  (900,618)
                                       ===========        ===========        ===========         ===========

                          FAST FORWARD MARKETING, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                Increase (Decrease) in Cash and Cash Equivalents


                                                                   Three Months Ended March 31,
                                                                    1999                  1998
                                                                -----------           -----------
Cash flows from operating activities:
   Net loss                                                     $  (234,073)          $  (162,746)
   Adjustments to reconcile net loss to net cash
   used in operating activities:
       Depreciation and amortization                                 57,809                36,553
       Reserve for doubtful accounts                                (88,994)              (93,153)
       Increase (decrease) from changes in:
           Accounts receivable                                    1,456,874               969,007
           Prepaid expenses                                           8,077                12,853
           Royalty advances                                         (30,475)              (44,334)
           Commission advances                                      (10,000)               26,398
           Accounts payable                                      (1,283,558)             (756,901)
           Accrued royalties                                        (23,531)              (77,483)
           Accrued expenses                                           5,740                23,982
                                                                -----------           -----------
             Net cash used in operating activities                 (142,131)              (65,824)
                                                                -----------           -----------

Cash flows from investing activities:
   Additions to property and equipment                              (15,291)              (10,371)
   Additions to production costs                                          -               (25,704)
                                                                -----------           -----------
             Net cash used in investing activities                  (15,291)              (36,075)
                                                                -----------           -----------

Cash flows from financing activities:
   Checks issued against future deposits                           (185,642)             (145,415)
   Proceeds from bank line of credit                                350,000               250,000
   Distribution to shareholder                                       (6,909)               (2,515)
                                                                -----------           -----------
             Net cash provided by financing activities              157,449               102,070
                                                                -----------           -----------

Net increase in cash and cash equivalents                                27                   171

Cash and cash equivalents, beginning of period                      170,837               174,461
                                                                -----------           -----------

Cash and cash equivalents, end of period                        $   170,864           $   174,632
                                                                ===========           ===========

Supplemental disclosures of cash flow information:
Cash paid during the period for:
    Income taxes                                                $         -           $         -
    Interest expense                                                  6,782                 6,389


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999
                                   (unaudited)

Note 1 - Statement of Information Furnished

In the opinion of management the accompanying unaudited financial statements of Fast Forward Marketing, Inc. ("Fast Forward") contain all adjustments (consisting only of normal and recurring accruals) necessary to present fairly the financial position as of March 31, 1999, and the results of operations and cash flows for the three month periods ended March 31, 1999 and 1998. These results have been determined on the basis of generally accepted accounting principles and practices applied consistently with those used in the preparation of the Company's audited financial statements for the years ended December 31, 1998 and 1997.

The results of operations for the three month period ended March 31, 1999, are not necessarily indicative of the results to be expected for any other period or for the entire year.

Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted. The accompanying financial statements should be read in conjunction with the Company's audited financial statements and notes thereto included in the Company's audited financial statements for the years ended December 31, 1998 and 1997.

Note 2 - Accounts Receivable and Payable

Fast Forward has an agreement with its customers and suppliers that allows for returns of merchandise. Accordingly, a reserve for accounts receivable and payable has been provided. The reserve accounts require the use of significant estimates. Fast Forward believes the techniques and assumptions used in establishing the reserve accounts are appropriate. At March 31, 1999 and December 31, 1998 Fast Forward recorded a reserve for accounts receivable of $216,700 and $764,000 and a reserve for accounts payable of $184,600 and $653,000.

Note 3 - Fast Forward Marketing Acquired by Intervisual Books, Inc.

On May 14, 1999, Fast Forward was acquired by Intervisual Books, Inc. ("IBI"). The transaction was completed under the terms and conditions of a definitive agreement signed March 29, 1999. Under this agreement, all the outstanding shares of Fast Forward was acquired for 670,000 shares of its common stock, a contingent cash payment of up to $200,000 due May 1, 2000, and a cash payment of $150,000 due May 1, 2001 subject to reduction for the payment of certain tax withholdings. The contingent cash payment of up to $200,000 or a lesser prorated amount is due if Fast Forward achieves between 70% and 90% of its 1999 projected gross margin, provided a minimum gross margin requirement is met. Of the 670,000 shares to be issued 594,940 are restricted for three years so that no more than 10% can be sold in any one year. The remaining 75,060 shares will be issued to certain employees under a pre-existing Fast Forward Phantom Stock Plan. The transferability of these shares is restricted for the period the employee remains with IBI or three years whichever is less. In connection with the acquisition between Fast Forward and IBI, The Hunt Family Trust agreed to vote its shares in favor of the election to IBI's Board of Directors of Steven Ades and a second nominee, mutually acceptable to IBI and Mr. Ades, as long as Mr. Ades is employed by IBI. This transaction will be accounted for as a purchase.

Note 4 - Lines of Credit

IBI signed an agreement on May 12, 1999 with its bank that provides for borrowings up to a maximum of $2,000,000 depending on availability. This agreement which expires on May 1, 2000 has an interest rate of 2.5% over prime. Also on May 12, 1999 IBI signed a loan agreement with a private party that provided a revolving line of credit of up to $2,300,000. This agreement is for one year and has an interest rate of 5% above the 3-month LIBOR rate. At IBI's option, this agreement can be extended for an additional year under the same terms and conditions. If IBI decides to extend this line of credit, the agreement requires that warrants for up to 150,000 shares of IBI's common stock to be issued. These warrants are exercisable for up to two years after the issue date at a price equal to the average trading price of IBI's stock for the 20 day period prior to IBI's notice to extend the loan agreement. In both credit agreements, IBI makes affirmative and negative covenants and the agreement with IBI's bank contains certain financial covenants. In connection with both agreements, IBI granted to the lenders a security interest in all of its assets. The outstanding balance on Fast Forward's line with its bank was paid in full on May 18, 1999. The combined credit lines with IBI totals $4,300,000. A portion of the $4,300,000 obtained by IBI is expected to be used to fund Fast Forward's operations.